POWER OF ATTORNEY
                                -----------------

         KNOWN ALL MEN BY THESE PRESENTS:

         WHEREAS, The James Advantage Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement;

         NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 2 day of October, 1997.

ATTEST:                                    The James Advantage Funds

/s/Thomas L. Mangan, Secretary             /s/ BARRY RAY JAMES, President
Thomas L. Mangan, Secretary                BARRY RAY JAMES, President

STATE OF OHIO                   )
                                )     ss:
COUNTY OF GREENE                )


         Before me, a Notary Public, in and for said county and state, personally appeared BARRY RAY JAMES, President and Thomas L. Mangan, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 2 day of October 1997.

                                  /s/ Suellen Warren
                                  ------------------------------------
                                  Notary Public

                                   CERTIFICATE
                                   -----------


         The undersigned, Secretary of The James Advantage Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated October 2, 1997, and is in full force and effect:

                  "WHEREAS, The James Advantage Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement;

                  NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."


Dated:  October 2, 1997               /s/ Thomas L. Mangan
                                      Thomas L. Mangan, Secretary
                                      The James Advantage Funds

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The James Balanced Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2 day of October, 1997.

                                      /s/ Barry Ray James
                                      -----------------------------------------
                                      BARRY RAY JAMES, Trustee and President



STATE OF OHIO                )
                             )       ss:
COUNTY OF GREENE             )

         Before me, a Notary Public, in and for said county and state, personally appeared BARRY RAY JAMES, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 2 day of October, 1997.

                                     /s/ Suellen Warren
                                     ------------------------------------------
                                     Notary Public